UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 9, 2008 (September 3, 2008)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 3, 2008, Spectra Energy Capital, LLC (Spectra Capital), a wholly owned subsidiary of Spectra Energy Corp, a Delaware corporation, (Spectra Energy), and Spectra Energy entered into an underwriting agreement (the Underwriting Agreement) with J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (the Underwriters), pursuant to which Spectra Capital agreed to issue and sell to the Underwriters $250,000,000 aggregate principal amount of its 5.90% Senior Notes due 2013 and $250,000,000 aggregate principal amount of its 7.50% Senior Notes due 2038 (the Notes), each to be fully and unconditionally guaranteed on a senior unsecured basis by Spectra Energy. The Notes were issued under the Indenture dated as of April 1, 1998 between Spectra Capital, as issuer, and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), a national banking association, as trustee (the Trustee), as amended from time to time, including by the Fourteenth Supplemental Indenture, dated as of September 8, 2008, between Spectra Capital, Spectra Energy and the Trustee (the Supplemental Indenture). In connection with the issuance and sale of the Notes, which occurred on September 8, 2008, Spectra Energy is filing a legal opinion regarding the validity of the Notes as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into Spectra Energy’s Registration Statement No. 333-141982.

The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Supplemental Indenture, which is attached hereto as Exhibit 4.1, and the Underwriting Agreement, which is attached hereto as Exhibit 99.1. Such exhibits are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Fourteenth Supplemental Indenture, dated as of September 8, 2008, between Spectra Energy Capital, LLC, Spectra Energy Corp and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion regarding validity of the Notes.

23.1	Consent (included as part of Exhibit 5.1).

99.1	Underwriting Agreement, dated as of September 3, 2008, among Spectra Energy Corp, Spectra Energy Capital, LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ William S. Garner, Jr.
William S. Garner, Jr.
Group Executive, General Counsel and Secretary

Date: September 9, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit

4.1	Fourteenth Supplemental Indenture, dated as of September 8, 2008, between Spectra Energy Capital, LLC, Spectra Energy Corp and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion regarding validity of the Notes.

23.1	Consent (included as part of Exhibit 5.1).

99.1	Underwriting Agreement, dated as of September 3, 2008, among Spectra Energy Corp, Spectra Energy Capital, LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.